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                         MFS(R) VARIABLE INSURANCE TRUST

                                 MFS BOND SERIES

                      Supplement to the Current Prospectus

The description of portfolio manager is hereby restated as follows: Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1987. Mr. Kurinsky has been the series' portfolio manager since its inception. William Adams, a Vice President of MFS, has been employed by MFS in the investment management area since 1997. Prior to joining MFS, Mr. Adams had been an Assistant Vice President and Senior Securities Analyst in the investment management area of Conseco Capital Management since 1994. Mr. Adams became a portfolio manager of the series effective August 1, 2000.

                 The date of this Supplement is August 1, 2000.